SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                           |X|
Filed by a Party other than the Registrant        | |
Check the appropriate box:
|X|  Preliminary Proxy Statement

| | Confidential, for Use of
     Commission Only (as permittedby Rule 14a-6(e) (2))
    Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                IDEX SERIES FUND
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
| | Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
     calculated      and      state      how      it      was       determined):

(4)  Proposed       maximum       aggregate      value      of      transaction:

(5)  Total fee paid:


| | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                [FUND LETTERHEAD]

Dear Fellow Shareholders:

As described in the enclosed proxy materials, your Fund's Board of Trustees (the "Board") has approved a new Investment Advisory and Management Agreement between the Fund and Idex Management, Inc. ("IMI"), and a new Investment Counsel Agreement between IMI and Janus Capital Corporation ("Janus Capital"). These agreements apply to the Capital Appreciation, Global, Growth, Balanced, and Flexible Income Portfolios of the Fund (hereinafter referred to as the "Janus-Managed Portfolios"), and are subject to shareholder approval. THESE NEW AGREEMENTS ARE NECESSARY BECAUSE OF A CONTEMPLATED CHANGE IN THE OWNERSHIP OF IMI, BUT NO CHANGE IS CONTEMPLATED IN THE NATURE OF SERVICES TO BE PROVIDED BY JANUS CAPITAL TO EACH JANUS-MANAGED PORTFOLIO UNDER THE AGREEMENTS YOU ARE BEING ASKED TO APPROVE.

While we encourage you to read the full text of the proxy materials, the following is a brief overview:

* You are being asked to approve two new agreements relating to the management of the Janus-Managed Portfolios, both approved by the Board at a recent meeting.

* THE SERVICES CURRENTLY PROVIDED BY JANUS CAPITAL TO EACH JANUS-MANAGED PORTFOLIO WILL CONTINUE TO BE PROVIDED UNDER THE AGREEMENTS YOU ARE BEING ASKED TO APPROVE.

* The new agreements provide for the same management fees that are currently being paid by the Janus-Managed Portfolios, but, in connection with the Board's approval of the agreements, IMI and Janus Capital have undertaken TO VOLUNTARILY WAIVE a portion of their respective fees so that the overall management fee schedules for the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios will be LOWER for at least two years.

* After careful consideration, the Board, including the independent trustees, unanimously recommends that you vote "FOR" the approval of the new agreements. We also support their approval.

Please complete, date, and sign the enclosed proxy card now to help save the cost and time of additional solicitations. As always, we thank you for your confidence and support.

Sincerely yours,



John R. Kenney                            G. John Hurley
Chairman of the Board                     President and Chief Executive Officer

QUESTIONS AND ANSWERS TO ASSIST YOU IN CASTING YOUR VOTE "FOR" THE APPROVAL OF THE IMI AND JANUS AGREEMENTS

Q.   WHY AM I BEING ASKED TO VOTE?

A. Because of a contemplated change in ownership of Idex Management Inc. ("IMI"), the Board of Trustees of the Fund recently approved a new Management and Investment Advisory Agreement between the Fund and IMI, and an Investment Counsel Agreement between IMI and Janus Capital Corporation. These agreements relate only to the Capital Appreciation, Global, Growth, Balanced, and Flexible Income Portfolios of the IDEX Series Fund (the "Janus-Managed Portfolios").

Q.   HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A.   After  careful  consideration,   the  Board  of  Trustees,   including  the
     independent trustees, unanimously recommends that you vote "FOR" the approval of the agreements.

Q.   WILL JANUS CAPITAL STILL MANAGE MY PORTFOLIO?

A. Yes. By voting for the proposals, you will be approving the continuation of Janus Capital as the investment adviser for the Janus-Managed Portfolios of the IDEX Series Fund.

Q.   WILL THERE BE ANY INCREASE IN FEES PAID BY THE PORTFOLIOS?

A. No. In connection with the Board's approval of the Agreements, IMI and Janus Capital have undertaken TO VOLUNTARILY WAIVE A PORTION OF THEIR MANAGEMENT FEES so that the overall management fee schedules for the Capital Appreciation, Balanced, Growth, and Flexible Income Portfolios will be lower for at least two years. The Global Portfolio's management fee schedules will stay the same.

Q.   DOES THIS VOTE COST ME OR MY IDEX PORTFOLIO ANYTHING?

A.   No. The owners of IMI will bear the costs of this vote.

Q.   WHY HAVE I RECEIVED MORE THAN ONE PROXY CARD?

A. You should have received one card for each Janus-Managed Portfolio in which you own shares. If you own shares of more than one Janus-Managed Portfolio, please complete, date, and sign a proxy card for each Portfolio.

Q. I OWN SHARES OF OTHER IDEX PORTFOLIOS, E.G., AGGRESSIVE GROWTH, INCOME PLUS, ETC. HOW DO I VOTE THOSE SHARES?

A. The new agreements do not relate to non-Janus-Managed Portfolios, so you will not receive a ballot for those shares.

Q.   IF I HAVE ONLY A FEW SHARES, DOES THE VOTE FOR MY SHARES MATTER?

A.   Yes, all votes are meaningful.

Q.   I HAVE UNTIL JUNE 10, 1998 TO VOTE. WHEN SHOULD I VOTE?

A. The earlier the better! Votes by a majority of shareholders are necessary in order to approve the agreements, and your early vote will help save the cost and time delays of additional solicitation. Please vote as early as possible.

Q.   HOW CAN I GET MORE INFORMATION?

A.   More  information  is  included in the proxy  materials.  If you would like
     additional   information,    please   call   IDEX   Customer   Service   at
     1-888-233-4339.

IDEX SERIES FUND
201 HIGHLAND AVENUE
LARGO, FLORIDA 33770-2597
(TOLL FREE) 1-888-233-4339
                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 10, 1998

To the shareholders of IDEX Series Fund:

Notice is hereby given that a special meeting of the shareholders of the Capital Appreciation, Global, Growth, Balanced, and Flexible Income Portfolios (each, a "Portfolio" and, together, the "Portfolios") of IDEX Series Fund (the "Fund") will be held at 201 Highland Avenue, Largo, Florida, on the 10th day of June, 1998, at 3:00 p.m., local time, or any adjournment(s) thereof, for the following purposes:

1. To approve a new Management and Investment Advisory Agreement between IDEX Series Fund and Idex Management, Inc. ("IMI") with respect to the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios;

2. To approve a new Investment Counsel Agreement between IMI and Janus Capital Corporation with respect to the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of the Fund (the "Board") has fixed the close of business on March 30, 1998, as the record date for the determination of shareholders of each Portfolio that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of any Portfolio at the close of business on March 30, 1998. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please either complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope (one card for each Portfolio of which you own shares), or vote by calling toll-free at 1-888- ___-____, 24 hours a day. Instructions for telephone voting are included on the enclosed card. A confirmation of your telephone vote will be mailed to you. Note: You cannot vote by telephone if your shares are held in the name of your brokerage firm (a "street name account"). If you have a street name account, please complete your proxy card and return it as instructed. Your vote is important. If you mail your vote by proxy ballot or cast your vote by telephone and then decide to attend the meeting, you may change your vote in person at the meeting.

Each proposal set forth above has been unanimously approved by the Board with respect to each Portfolio. The Board recommends that you vote shares of each Portfolio which you are entitled to vote "FOR" each proposal with respect to each Portfolio.

We look forward to your participation, and we thank you for your continued confidence in the Fund.

                                    By Order of the Board of Trustees,




                                    IDEX Series Fund
                                    Largo, Florida

April 13, 1998


                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, or vote by telephone as instructed above. Please complete one proxy card for each Portfolio with respect to which you are entitled to vote. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each proposal presented above. In order to avoid the additional expense and delay of further solicitation, we ask for your cooperation in voting.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO IDEX MUTUAL FUNDS BY CALLING (888) 233-4339 OR BY WRITING TO THE FUND AT P.O. BOX 9015, CLEARWATER, FL 33758-9015.

SHAREHOLDERS OF EACH PORTFOLIO ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED CARD.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE BY PHONE OR MAIL YOUR PROXY PROMPTLY.

                      PROXY STATEMENT DATED APRIL 13, 1998

                                IDEX SERIES FUND

                               201 HIGHLAND AVENUE
                            LARGO, FLORIDA 33770-2597
                           (TOLL FREE) 1-888-233-4339

This is a proxy statement for the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios (each, a "Portfolio" and collectively, the "Portfolios") of the IDEX Series Fund (the "Fund"), a series mutual fund consisting of several series or separate investment portfolios. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund (the "Board") to be used at the Fund's special meeting of shareholders of the Portfolios or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on June 10, 1998 at 3:00 p.m., local time, at 201 Highland Avenue, Largo, Florida 33770-2597.

The primary purposes of the Meeting are: (1) to permit the shareholders of each Portfolio to consider a proposed Management and Investment Advisory Agreement between Idex Management, Inc. ("IMI") and the Fund with respect to each Portfolio (the "Proposed Advisory Agreement") to take effect following the consummation of the transactions contemplated by a Stock Purchase Agreement, dated as of March 20, 1998 (the "Purchase Agreement"), by and between Janus Capital Corporation ("Janus Capital") and AUSA Holding Company ("AEGON") (such transactions, the "Acquisition"), pursuant to which AEGON would become the sole shareholder of IMI; and (2) to permit shareholders to consider a proposed Investment Counsel Agreement between IMI and Janus Capital with respect to each Portfolio (the "Proposed Sub-Advisory Agreement"), also to take effect following the Acquisition.

The Acquisition could be deemed to result in an "assignment," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the existing Management and Investment Advisory Agreements between the Fund and IMI with respect to each Portfolio (each, a "Current Advisory Agreement"). As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of its assignment. In addition, each current Investment Counsel Agreement between IMI and Janus Capital (each, a "Current Sub-Advisory Agreement")
provides for its automatic termination in the event of the assignment of the Current Advisory Agreement for each respective Portfolio. Therefore, in connection with the Acquisition, the Board is proposing that shareholders of each Portfolio VOTE FOR the proposed agreements. THE PROPOSED ADVISORY AGREEMENT AND THE PROPOSED SUB-ADVISORY AGREEMENT AS THEY RELATE TO EACH PORTFOLIO ARE SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING CURRENT ADVISORY AND CURRENT SUB-ADVISORY AGREEMENTS.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the directions indicated on your card provided it is timely received properly executed. If you properly execute your voting instruction form and give no voting instructions, your shares will be voted FOR all of the proposals set forth herein. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which shareholders abstain. Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

                               VOTING INFORMATION

Shareholders of record of a Portfolio at the close of business on March 30, 1998 (the "Record Date") will be entitled to vote at the Meeting with respect to the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement as it relates to that Portfolio in which they own shares of beneficial interest. With respect to each proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to each Portfolio, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. The determination as to whether a quorum is present will be made with respect to each Portfolio. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve one or both of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the affected Portfolio's shares represented at the Meeting in person or by proxy. Any such adjournment will apply only to the Portfolio(s) that fail to achieve a quorum or where there are not sufficient votes to approve one or both of the proposals with respect to such Portfolio(s). Consummation of the Acquisition is, however, contingent upon the approval of each proposal by each Portfolio.

The persons named as proxies will vote those proxies that they are entitled to vote FOR either of the proposals for a Portfolio in favor of an adjournment of the Meeting with respect to that Portfolio and will vote those proxies required to be voted AGAINST either of the proposals for a Portfolio against such adjournment. A shareholder vote may be taken on either of the proposals with respect to each Portfolio prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The  individuals  named as  proxies  on the  enclosed  proxy  card  will vote in accordance with your directions, if your proxy is timely received properly executed, or your vote is received by telephone per the instructions on the enclosed card. If you properly execute your proxy and give no voting instructions with respect to either proposal, your shares will be voted FOR each proposal as to which you are entitled to vote. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to either of the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

As of the Record Date, each Portfolio had the number of outstanding shares of beneficial interest set forth in the table below.


                                   Number of Shares of Beneficial Interest
Portfolio                             Outstanding as of March 10, 1998
Capital Appreciation                           1,595,748.017
Global                                       14,757,465.226
Growth                                       55,520,593.447
Balanced                                       1,570,558.533
Flexible Income                                1,680,575.864

As of March 10, 1998, State Street Bank & Trust Co., P.O. Box 1992, Mail Stop D-12, Boston, MA 02105-1992, owned 5,127,672.220 or 9.2% of the outstanding shares of the Growth Portfolio as Trustee for the ConAgra Retirement Income Savings Plan.

The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about April 13, 1998, but proxies may also be solicited by telephone and/or in person by representatives of the Fund, regular employees of Idex Investor Services, Inc., the transfer agent of the Fund, or its affiliate(s), certain broker-dealers (who may be specifically compensated for such services), and representatives of any independent proxy solicitation service retained for the Meeting. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. Costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies (including reimbursement to broker-dealers and others who forward proxy materials to their clients), will be borne by Janus Capital and AEGON, the first $200,000 to be borne by Janus Capital and the remainder to be borne by AEGON.

Shareholder Communications Corporation ("SCC"), an independent proxy solicitation service, may be engaged to solicit shareholder votes by telephone on the Fund's behalf and Proxy Services Corporation ("PSC") will assist with direct telephonic voting.

As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their votes. Authorization to permit SCC to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically, either by direct voting through PSC or in the course of the solicitation process through SCC, will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. Furthermore, Management of the Fund believes that the telephone voting procedures comply with applicable state law.

If you choose to cast your vote by telephone through PSC, in accordance with the instructions on the enclosed card, call the toll-free number specified and enter the control number found on your ballot. The control number is unique to your ballot and will be recorded by PSC by the control number entered. The toll-free number is listed on the enclosed card.

In all cases where a telephonic proxy is solicited by SCC, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. The SCC representative, although he or she is permitted to answer questions about the solicitation process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.


--------------------------------------------------------------------------------

                                   PROPOSAL 1:
                       APPROVAL OF NEW ADVISORY AGREEMENT
--------------------------------------------------------------------------------


The Fund, on behalf of each Portfolio, has entered into the Current Advisory Agreements with IMI. Pursuant to each Current Advisory Agreement, IMI (or the "Adviser") acts as investment adviser with respect to a Portfolio. Currently, fifty percent (50%) of the outstanding capital stock of the Adviser is owned by AEGON, and fifty percent (50%) of the Adviser's outstanding capital stock is owned by Janus Capital (or the "Sub-Adviser").

THE ACQUISITION. AEGON and Janus Capital have entered into the Purchase Agreement, pursuant to which AEGON will acquire Janus Capital's fifty percent (50%) interest in IMI. Following the Acquisition, IMI will be a direct wholly-owned subsidiary of AEGON.

Among other conditions to the consummation of the Acquisition set forth in the Purchase Agreement, the Purchase Agreement requires that the Proposed Advisory Agreement (with IMI) and the Proposed Sub-Advisory Agreement (with Janus Capital) be approved by the Board and shareholders of each respective Portfolio as such agreements relate to each Portfolio. Also prior to the consummation of the Acquisition, the Purchase Agreement restricts the ability of AEGON and Janus Capital to solicit interest in purchase of IMI, a merger, consolidation, or business combination with IMI, or new advisory or sub-advisory agreements relating to the Portfolios. Further, prior to the consummation of the Acquisition and other than as provided for in the Purchase Agreement, neither AEGON nor Janus Capital may exercise any otherwise available option to purchase the other's interest in IMI.

The Purchase Agreement further provides that if AEGON disposes of, or issues securities convertible into, any portion of its interest in IMI within two (2) years of the closing of the Acquisition to an entity other than an affiliate (as defined in the 1940 Act) of AEGON, and receives consideration in excess of a specified amount per share, AEGON must pay Janus Capital fifty percent (50%) of the amount received in excess of the specified amount per share.

The Acquisition is expected to be completed in June 1998. If for any reason the closing of the Acquisition does not occur, each of the Current Advisory and Current Sub-Advisory Agreements will remain in effect subject to the terms and conditions contained in each agreement.

IMI has advised the Fund that it anticipates, upon consummation of the Acquisition, that the Adviser will continue to provide the same level of management and investment advisory services as has been provided to each Portfolio to date. The Acquisition will likely result in a change of the composition of the Board of Directors of IMI. Currently, IMI's Board of Directors consists of an equal number of persons affiliated with Janus Capital, and persons affiliated with AEGON. Once the Acquisition is consummated, it is expected that the persons affiliated with Janus Capital will resign from the Board of Directors of IMI. The Purchase Agreement does not, however, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser relating to each Portfolio, or other services or business activities of each Portfolio. The Acquisition is not expected to result in material changes in the business, corporate structure or composition of the personnel of the Adviser, or in the manner in which the Adviser renders services to each Portfolio. Furthermore, under the Proposed Sub-Advisory Agreement, Janus Capital will continue to serve as the Sub-Adviser to each Portfolio. For a more detailed description of the Proposed Sub-Advisory Agreement, please refer to Proposal No. 2, below.

In anticipation of the Acquisition and in order for IMI to continue to serve as the investment adviser to each Portfolio after consummation of the Acquisition, the Proposed Advisory Agreement must be approved as it relates to each Portfolio
(i) by a majority of the Trustees of the Fund who are not parties to the Proposed Advisory Agreement or interested persons of any such party or interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees") and (ii) by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act ("voting securities")) of each affected Portfolio of the Fund.

Prior to and at a meeting on March 30, 1998, the Board, including a majority of Disinterested Trustees, reviewed and, at the Board meeting, unanimously approved the terms of the Proposed Advisory Agreement and authorized its submission to the shareholders of the corresponding Portfolio for their approval. The Proposed Advisory Agreement appears as Exhibit A to this Proxy Statement.

INFORMATION CONCERNING IMI. As discussed more fully above, IMI is a registered investment adviser that currently is owned jointly by AEGON and Janus Capital. IMI is located at 201 Highland Avenue, Largo, Florida 33770-2597. Once the Acquisition is consummated, IMI will be a direct wholly-owned subsidiary of AEGON. InterSecurities, Inc. ("ISI"), an affiliate of AEGON, serves as the Fund's distributor and administrator. ISI is located at the same address as IMI.

DIRECTORS  AND  OFFICERS  OF  IMI.  The  following   table  sets  forth  certain
information concerning the principal executive officers and directors of the Adviser. The address of each of the following persons is noted below.


Name and Position      Address                   Principal Occupation
with IMI

Thomas M. Bailey       100 Fillmore Street       Chairman,  CEO,  Director   and
Director and           Denver, Colorado 80206-   President   of   Janus Capital;
Chairman of the        4928                      Trustee, Chairman and President
Board                                            of  Janus  Investment  Fund and
                                                 Janus Aspen Series; Director of
                                                 Janus    Distributors,    Inc.;
                                                 Chairman and Director of IMI.

G. John Hurley         201 Highland Ave.         President,   Chief    Executive
Director, President    Largo, Florida 33770-     Officer  and  Trustee  of  IDEX
and Chief Executive    2597                      Series  Fund;  Executive   Vice
Officer                                          President  and  Director of WRL
                                                 Series Fund,  Inc.;  President,
                                                 Chief  Executive   Officer  and
                                                 Director of ISI;  President  of
                                                 ISI  Insurance  Agency,   Inc.;
                                                 Executive   Vice  President  of
                                                 Western  Reserve Life Assurance
                                                 Co. of Ohio;  President,  Chief
                                                 Executive  Officer and Director
                                                 of IMI;  President and Director
                                                 of Idex Investor Services, Inc.


                                      - 6 -
Name and Position      Address                   Principal Occupation
with IMI
Steven R. Goodbarn     100 Fillmore Street       Vice  President   of   Finance,
Director               Denver, Colorado 80206-   Treasurer and  Chief  Financial
                       4928                      Officer    of    Janus  Service
                                                 Corporation,Janus Distributors,
                                                 Inc. and Janus  Capital;   Vice
                                                 President  and Chief  Financial
                                                 Officer  of  Janus   Investment
                                                 Fund and  Janus  Aspen  Series;
                                                 Director of IMI,  Janus Service
                                                 Corporation      and      Janus
                                                 Distributors,  Inc.;  Director,
                                                 Treasurer and Vice President of
                                                 Finance   of   Janus    Capital
                                                 International Ltd.

John R. Kenney         201 Highland Ave.         Trustee and  Chairman  of  IDEX
Director               Largo, Florida 33770-     Series  Fund;  Chairman  of the
                       2597                      Board of WRL Series Fund, Inc.;
                                                 Director of IMI;  Chairman  and
                                                 Director  of ISI;  Director  of
                                                 ISI  Insurance  Agency,   Inc.;
                                                 Chairman,  President  and Chief
                                                 Executive  Officer  of  Western
                                                 Reserve Life  Assurance  Co. of
                                                 Ohio;  Senior Vice President of
                                                 AEGON USA, Inc.

Thomas R. Moriarty     201 Highland Ave.         Senior     Vice      President,
Vice President         Largo, Florida 33770-     Treasurer     and     Principal
                       2597                      Financial   Officer  of   IDEX
                                                 Series   Fund;    Senior   Vice
                                                 President  of ISI;  Senior Vice
                                                 President   of  ISI   Insurance
                                                 Agency,   Inc.;   Senior   Vice
                                                 President   of  Idex   Investor
                                                 Services,  Inc.; Vice President
                                                 of  IMI;   Vice   President  of
                                                 Western  Reserve Life Assurance
                                                 Co. of Ohio.

Name and Position      Address                    Principal Occupation
with IMI
Thomas E. Pierpan      201 Highland Ave.         Vice    President,    Associate
Assistant Vice         Largo, Florida 33770-     General Counsel  and  Secretary
President,             2597                      of  IDEX   Series   Fund;  Vice
Compliance Officer                               President, Associate   General
and Assistant                                    Counsel and  Secretary  of  WRL
Secretary                                        Series  Fund,  Inc.;  Assistant
                                                 Vice  President,   Counsel  and
                                                 Assistant Secretary of ISI;Vice
                                                 President,   Associate  General
                                                 Counsel and Assistant Secretary
                                                 of   Western    Reserve    Life
                                                 Assurance    Co.    of    Ohio;
                                                 Assistant    Vice    President,
                                                 Compliance      Officer     and
                                                 Assistant Secretary of IMI.

Christopher G.         201 Highland Ave.         Vice    President,    Assistant
Roetzer                Largo, Florida 33770-     Treasurer     and     Principal
Assistant Vice         2597                      Accounting   Officer   of  IDEX
President                                        Series   Fund;   Assistant Vice
                                                 President  of  ISI;   Assistant
                                                 Vice President of ISI Insurance
                                                 Agency, Inc.; Vice President of
                                                 Idex Investor  Services,  Inc.;
                                                 Assistant   Vice  President  of
                                                 IMI.

William G.             201 Highland Ave.         Vice President and Treasurer of
Cummings               Largo, Florida 33770-     ISI;  Assistant  Vice President
Treasurer              2597                      and        Treasurer        of
                                                 Idex Investor  Services,  Inc.;
                                                 VicePresident  and Treasurer of
                                                 ISI  Insurance  Agency,   Inc.;
                                                 Treasurer of IMI.


INFORMATION CONCERNING AEGON. AEGON, a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a direct wholly-owned subsidiary of AEGON U.S. Holding Corporation, and ultimately an indirect wholly-owned subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group.

INFORMATION CONCERNING JANUS CAPITAL. Janus Capital, the current sub-adviser to the Portfolios, is located at 100 Fillmore Street, Denver, Colorado 80206. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing, and financial services. Thomas H. Bailey, President and Chairman of the

Boards of Janus Capital and IMI, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

None of the officers or Trustees of the Fund is an officer, employee, director, or shareholder of Janus Capital.

CURRENT ADVISORY AGREEMENTS. Pursuant to each Portfolio's Current Advisory Agreement, the Fund has contracted with IMI to provide investment management and advisory services to the Portfolio. Each Portfolio's Current Advisory Agreement was last approved by the Fund's Board of Trustees on March 30, 1998. Please refer to Appendix A for the date that each of the Current Advisory Agreements was initially approved by the Board, as well as the date that each of the Current Advisory Agreements was last submitted to shareholders for approval and the reason for such submission.

Subject to the supervision and direction of the Board, IMI is responsible for managing each Portfolio in accordance with each Portfolio's stated investment objective and policies. As compensation for its services to each Portfolio, IMI receives the following compensation:


Growth, Capital Appreciation, and Balanced Portfolios    Current Advisory Fee
         (Average Daily Net Assets)
First $750 Million                                             1.0000%
Next $250 Million ($750 Million - 1 Billion)                   0.9000%
Above $1 Billion                                               0.8500%


               Global Portfolio                          Current Advisory Fee
         (Average Daily Net Assets)
First $750 Million                                             1.0000%
Next $250 Million ($750 Million - 1 Billion)                   0.9000%
Above $1 Billion                                               0.8500%


           Flexible Income Portfolio                     Current Advisory Fee
           (Average Daily Net Assets)
First $100 Million                                             0.9000%
Next $150 Million ($100 - 250 Million)                         0.8000%
Above $250 Million                                             0.7000%

In addition to the investment advisory fee, under each Current Advisory Agreement, the Portfolios pay most of their operating costs, including administrative, bookkeeping, and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with state and federal regulations, preparing, printing and distributing reports to shareholders, Disinterested Trustees fees' and expenses, interest, insurance, dues for trade associations and taxes.

Each Current Advisory Agreement contemplates that IMI will enter into a Current Sub-Advisory Agreement with Janus Capital pursuant to which Janus Capital will furnish investment information and advice to assist IMI in carrying out its responsibilities under that Current Advisory Agreement (the "Delegation Provision").

IMI voluntarily has agreed to reimburse each Portfolio, other than the Global Portfolio, or waive fees, or both, to the extent that each Portfolio's normal operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed, on an annual basis, 1.50% of that Portfolio's daily net assets. The Global Portfolio does not have an expense limitation.

Each Current Advisory Agreement provides that it will continue in effect until the date set forth in Appendix A, and from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Trustees of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Fund or the affirmative vote of a majority of the outstanding voting securities of the affected Portfolio. Each Current Advisory Agreement may be terminated with respect to each Portfolio at any time, without penalty, by the Adviser, the Trustees of the Fund or by shareholders of a Portfolio acting by vote of at least a majority of its outstanding voting securities, on 60 days' written notice to the Adviser or by the Adviser if it gives 60 days' written notice to the Fund. In addition, each Current Advisory Agreement terminates automatically upon its assignment. Each Current Advisory Agreement may be amended with respect to a Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of such Portfolio and the approval by the vote of a majority of the Disinterested Trustees of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

IMI does not provide investment management and advisory services to any investment company other than the Fund.

Please refer to Appendix A for a listing of the fees paid to the Adviser by each Portfolio during the last fiscal year for the Adviser's services under each Current Advisory Agreement, and by each Portfolio to ISI pursuant to the "12b-1" plans adopted with respect to each Portfolio.

           PROPOSED ADVISORY AGREEMENT AND RECOMMENDATION OF THE BOARD
                                  OF TRUSTEES

The following description of the Proposed Advisory Agreement is qualified by reference to Exhibit A, which consists of the Proposed Advisory Agreement.

THE PROPOSED ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE RESPECTIVE CURRENT ADVISORY AGREEMENT FOR EACH PORTFOLIO EXCEPT THAT: (I) THE EFFECTIVE DATE OF THE PROPOSED ADVISORY AGREEMENT WILL BE THE LATER TO OCCUR OF (A) OBTAINING SHAREHOLDER APPROVAL OR (B) THE CLOSING OF THE ACQUISITION; (II) THE INITIAL TERM OF THE PROPOSED ADVISORY AGREEMENT WILL BE A PERIOD ENDING ON APRIL 30, 2000; AND (III) THE PROPOSED ADVISORY AGREEMENT RELATES TO ALL PORTFOLIOS. THE PROPOSED ADVISORY AGREEMENT DOES NOT CONTEMPLATE ANY CHANGES IN THE NATURE OF SERVICES PROVIDED BY THE ADVISER OR IN THE FEES PAYABLE BY EACH PORTFOLIO TO IMI UNDER THE TERMS OF THE AGREEMENT.

In connection with the execution of the Purchase Agreement described above, and subject to the consummation of the Acquisition, IMI has also undertaken, on a voluntary basis, to waive a portion of the advisory fees payable by each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios following the closing of the Acquisition. This voluntary fee reduction, which IMI has committed to continue for at least two years following the closing of the Acquisition, such that the net advisory fees payable by each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios would be as follows:

Growth, Capital Appreciation,    Proposed     Voluntary    Proposed Advisory Fee
   and Balanced Portfolios     Advisory Fee   Fee Waiver      (Net of Waived
  (Average Daily Net Assets)                                   Advisory Fees)
First $100 Million               1.0000%          -                1.0000%
Next $400 Million                1.0000%       0.0250%             0.9750%
($100 - 500 Million)
Next $250 Million                1.0000%       0.0750%             0.9250%
($500 - 750 Million)
Next $250 Million                0.9000%       0.0250%             0.8750%
($750 Million - 1 Billion)
Above $1 Billion                 0.8500%       0.0250%             0.8250%


Flexible Income Portfolio       Proposed      Voluntary    Proposed Advisory Fee
(Average Daily Net Assets)     Advisory Fee   Fee Waiver      (Net of Waived
                                                                Advisory Fees)
First $100 Million               0.9000%       0.0250%             0.8750%
Next $150 Million                0.8000%       0.0250%             0.7750%
($100 - 250 Million)
Above $250 Million               0.7000%       0.0250%             0.6750%

The Global Portfolio's advisory fees under the Proposed Advisory Agreement would be as set forth above in the discussion of the Current Advisory Agreements (i.e. no voluntary waivers would apply).

In addition, the Proposed Advisory Agreement clarifies the Delegation Provision regarding the assumption by Janus Capital of direct portfolio management responsibilities.

IMI has entered into separate Administrative Services Agreements (each, an "Administrative Agreement" and together, the "Administrative Agreements") pursuant to which ISI serves as the administrator with respect to each
Portfolio. Under the Administrative Agreements, ISI provides all services required to carry on the general administrative and corporate affairs of each Portfolio. For its services under each Administrative Agreement, ISI receives fifty percent (50%) of the fees received by IMI under the corresponding Current Advisory Agreement. It is contemplated that, upon the consummation of the Acquisition, each Administrative Agreement between IMI and ISI will be terminated and ISI's responsibilities under the Administrative Agreements will be assumed by IMI.

EVALUATION BY THE BOARD. Prior to and at a meeting of the Board on March 30, 1998, the Board, including the Disinterested Trustees, reviewed information regarding the Acquisition and the Proposed Advisory Agreement as it relates to each Portfolio. The Board also discussed the Acquisition, its possible effects on the Portfolios, the Fund, and related matters.

In evaluating the Proposed Advisory Agreement as it relates to each Portfolio, the Board took into account that the Proposed Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the expenses payable by that Portfolio, is substantially identical to each Portfolio's Current Advisory Agreement, except for the effective date and the initial term. The Board also took into account IMI's commitment to waive a portion of the advisory fees otherwise payable by each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios under the Proposed Advisory Agreement, as described above, for at least two years following the closing of the Acquisition. In reaching its decision to approve the Proposed Advisory Agreement, the Board also considered possible benefits to the Adviser, AEGON, and Janus Capital that may result from the Acquisition, including the potential benefits to the Portfolios and to ISI, the distributor of the Fund, resulting from Janus Capital's agreement to compensate ISI for its services in connection with the promotion, marketing, and distribution of shares of the Capital Appreciation, Growth, Balanced and Flexible Income Portfolios, for at least two years following the closing of the Acquisition as described in more detail below under "Proposed Sub-Advisory Agreement."

The Board also considered the terms of the Purchase Agreement and the possible effects of the Acquisition upon the Adviser's organization, and upon the ability of the Adviser to provide management services to each Portfolio. The Board considered the skills and capabilities of the Adviser and the representations of AEGON that no material change was planned in the current management or facilities of the Adviser, including the delegation of some or all of its responsibilities to Janus Capital. In this regard, representatives of AEGON were available during the Board meeting in person to discuss the resources available to the Adviser, after giving effect to the Acquisition, to secure for each Portfolio quality management, investment research, investment advice and other client services. The Board considered the financial resources of IMI and AEGON as well as AEGON's representation to the Board that it will provide sufficient capital to support the operations of the Adviser. The Board considered the reputation, expertise and resources of AEGON and its affiliates in domestic and international financial markets. The Board also considered the continued employment of members of senior management of the Adviser to be important to help to assure continuity of the personnel primarily responsible for maintaining the quality of management and other services for each Portfolio.

The Board was advised that IMI, Janus  Capital,  and AEGON intend to comply with
Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount or benefit in connection with such sale, as long as two conditions are satisfied. First, Section 15(f), as applicable to each Portfolio, requires that for a period of three (3) years immediately following the closing of the Acquisition, no more than twenty-five percent (25%) of the Fund's board of directors may be "interested persons" (as defined in the 1940 Act) of the Adviser, Janus Capital, or AEGON. The current composition of the Board would be in compliance with such condition subsequent to the Acquisition.

Second, as of the closing of the Acquisition and for a period of two (2) years thereafter, an "unfair burden" must not be imposed on the Fund as a result of the sale of an interest in the Adviser, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement whereby the Adviser (or predecessor or successor adviser) or any "interested person," as defined in the 1940 Act, of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Management of the Portfolios is aware of no circumstances arising from the Acquisition, preparatory transactions to the Acquisition, or any potential financing that might result in the imposition of an "unfair burden" on any Portfolio. Moreover, Janus Capital and AEGON have agreed in the Purchase Agreement that, as of the closing of the Acquisition and for at least three (3) years thereafter, Janus Capital and AEGON will, and AEGON will cause IMI to, use their best efforts to ensure compliance with Section 15(f) of the 1940 Act.

After consideration of the above factors, and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the Proposed Advisory Agreement as it relates to each Portfolio and voted to recommend the approval of the agreement to the shareholders of each Portfolio.

In the  event  that  the  shareholders  do not  approve  the  Proposed  Advisory
Agreement with respect to any Portfolio, the Acquisition will not be consummated. In the event the Acquisition is not consummated, the Adviser would continue to serve as the investment adviser of each Portfolio pursuant to the terms of that Portfolio's Current Advisory Agreement.

If approved by the shareholders of each Portfolio, the Proposed Advisory Agreement will become effective with respect to the respective Portfolio upon the later to occur of (a) obtaining shareholder approval or (b) the closing of the Acquisition. Consistent with the Board's regular, periodic schedule for review and approval of agreements, if approved, the Proposed Advisory Agreement will continue in effect for an initial period ending on April 30, 2000, and for successive one year periods provided such continuance is approved at least annually in the same manner as described above with respect to each Current Advisory Agreement.

              THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                 PROPOSAL NO. 1


--------------------------------------------------------------------------------

                                   PROPOSAL 2:
           APPROVAL OF PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT WITH
                            JANUS CAPITAL CORPORATION
--------------------------------------------------------------------------------


IMI, on behalf of each Portfolio, has entered into Current Sub-Advisory Agreements with Janus Capital whereby Janus Capital provides investment counsel services to each Portfolio. The shareholders are being asked to approve a Proposed Sub-Advisory Agreement between IMI and Janus Capital with respect to each Portfolio that will take effect upon the later to occur of (a) obtaining shareholder approval or (b) the closing of the Acquisition. The Proposed Sub-Advisory Agreement as it relates to each Portfolio is substantially identical to the respective Current Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement appears as Exhibit B to this Proxy Statement.

INFORMATION CONCERNING JANUS CAPITAL. Janus Capital has provided investment advice to mutual funds and other large financial clients since 1970. As of December 31, 1997, Janus Capital had approximately $67 billion in assets under management. For additional information concerning Janus Capital, please refer to the section entitled "Information Concerning Janus Capital" under Proposal No. 1, above.

DIRECTORS AND OFFICERS OF JANUS CAPITAL. The following table sets forth certain information concerning the directors and principal executive officers of the Sub-Adviser. The address of each of the following persons is noted below.

Name and Position with       Address               Principal Occupation
Janus Capital
Thomas H. Bailey             100 Fillmore Street   Chairman,  CEO,  Director and
 Chairman, CEO, Director     Denver, Colorado      President of  Janus  Capital;
 and President               80206-4928            Trustee,    Chairman      and
                                                   President of Janus Investment
                                                   Fund and Janus Aspen  Series;
                                                   Director       of       Janus
                                                   Distributors,  Inc.; Chairman
                                                   and Director of IMI.

James P. Craig               100 Fillmore Street   Chief    Investment  Officer,
 Chief Investment Officer,   Denver, Colorado      Vice Chairman and Director of
 Vice Chairman and           80206-4928            Janus  Capital;  Trustee  and
 Director                                          Executive  Vice  President of
                                                   Janus   Investment  Fund  and
                                                   Janus Aspen Series.

Steven R. Goodbarn           100 Fillmore Street   Vice  President  of  Finance,
 Vice President of           Denver, Colorado      Treasurer and Chief Financial
 Finance, Treasurer and      80206-4928            Officer   of   Janus  Service
 Chief Financial Officer                           Corporation,            Janus
                                                   Distributors,  Inc. and Janus
                                                   Capital.  Vice  President and
                                                   Chief  Financial  Officer  of
                                                   Janus   Investment  Fund  and
                                                   Janus Aspen Series;  Director
                                                   of   IMI,    Janus    Service
                                                   Corporation     and     Janus
                                                   Distributors, Inc.; Director,
                                                   Treasurer and Vice  President
                                                   of Finance  of Janus  Capital
                                                   International Ltd.

Margie G. Hurd               100 Fillmore Street   Vice  President  and    Chief
 Vice President and Chief    Denver, Colorado      Operations Officer  of  Janus
 Operations Officer          80206-4928            Capital; Director and
                                                   President of Janus Service
                                                   Corporation.


Mark B. Whiston              100 Fillmore Street   Vice  President   and   Chief
 Vice President and Chief    Denver, Colorado      Marketing             Officer
 Marketing Officer           80206-4928            of  Janus  Capital;  Director
                                                   and    President   of   Janus
                                                   Capital   International Ltd.

Michael E. Herman            4900 Oak              Chairman   of   the   Finance
 Director                    Kansas City,          Committee  of  Ewing   Marion
                             Missouri 64112        Kauffman Foundation.

Thomas A. McDonnell          333 West 11th Street  President,  CEO and  Director
 Director                    5th Floor             of DST Systems, Inc.
                             Kansas City,
                             Missouri 64105

Name and Position with   Address                   Principal Occupation
Janus Capital

Landon H. Rowland        114 W. 11th Street        President  and  CEO of  KCSI.
 Director                Kansas City,
                         Missouri 64105

Michael N. Stolper       525 B Street              President    of    Stolper  &
 Director                Suite 1080                Company,     an    investment
                         San Diego, California     performance consultant.
                         92101

Appendix B indicates the size of each investment company having an investment objective similar to that of a Portfolio that is advised or sub-advised by Janus Capital, and the advisory fee rate.

CURRENT SUB-ADVISORY AGREEMENT. Pursuant to each Current Sub-Advisory Agreement, IMI contracts with the Sub-Adviser for investment counsel services for each Portfolio. Each Portfolio's Current Sub-Advisory Agreement was last approved by the Fund's Board of Trustees on March 30, 1998. Please refer to Appendix B for the date that each of the Current Sub-Advisory Agreements was initially approved by the Board, as well as the date that each of the Current Sub-Advisory Agreements was last submitted to shareholders for approval and the reason for such submission.

Under the terms of each Current Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to IMI. Subject to review and supervision by the Adviser and the Board, the Sub-Adviser is responsible for the actual management of each Portfolio and for making decisions to buy, sell or hold any particular security, and the Sub-Adviser places orders to buy or sell securities on behalf of each Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of each Portfolio. The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for each Portfolio.

For its services, the Sub-Adviser receives monthly compensation from IMI in the amount of 50% of the investment management fees received by IMI with respect to each Portfolio. Accordingly, the Sub-Adviser receives the following compensation:


Growth, Capital Appreciation, and
       Balanced Portfolios
    (Average Daily Net Assets)                         Current Sub-Advisory Fee
First $750 Million                                           0.5000%
Next $250 Million ($750 Million - 1 Billion)                 0.4500%
Above $1 Billion                                             0.4250%


    Global Portfolio
(Average Daily Net Assets)                             Current Sub-Advisory Fee
First $750 Million                                           0.5000%
Next $250 Million ($750 Million - 1 Billion)                 0.4500%
Above $1 Billion                                             0.4250%

Flexible Income Portfolio
(Average Daily Net Assets)                             Current Sub-Advisory Fee
First $100 Million                                           0.4500%
Next $150 Million ($100 - 250 Million)                       0.4000%
Above $250 Million                                           0.3500%

Under its terms, each Current Sub-Advisory Agreement for a Portfolio will continue in effect until the date set forth in Appendix B, and from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Trustees of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in the 1940 Act). Each Current Sub-Advisory Agreement may be terminated with respect to a Portfolio at any time, without penalty, by the Sub-Adviser, the Board or by shareholders of each Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in the 1940 Act), on 60 days' written notice to the Sub-Adviser or by the Sub-Adviser if it gives 60 days' written notice to IMI and the Fund. In addition, each Current Sub-Advisory Agreement terminates automatically upon its assignment, and upon termination of the Current Advisory Agreement for the corresponding Portfolio. Each Current Sub-Advisory Agreement may be amended with respect to each Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of that Portfolio (as that phrase is defined in the 1940 Act) and the approval by the vote of a majority of the Disinterested Trustees of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

Please refer to Appendix B for a listing of the fees paid to the Sub-Adviser by each Portfolio during the last fiscal year for the Sub-Adviser's services under each Current Sub-Advisory Agreement.

            PROPOSED SUB-ADVISORY AGREEMENT AND RECOMMENDATION OF THE
                                BOARD OF TRUSTEES

The following description of the Proposed Sub-Advisory Agreement is qualified by reference to Exhibit B, which consists of the Proposed Sub-Advisory Agreement.

THE  PROPOSED   SUB-ADVISORY   AGREEMENT  IS  SUBSTANTIALLY   IDENTICAL  TO  THE
CORRESPONDING CURRENT SUB-ADVISORY AGREEMENT EXCEPT THAT: (I) THE EFFECTIVE DATE OF THE PROPOSED SUB-ADVISORY

AGREEMENT  WILL BE THE LATER TO OCCUR OF (A) OBTAINING  SHAREHOLDER  APPROVAL OR
(B) THE CLOSING OF THE ACQUISITION; (II) THE INITIAL TERM OF THE PROPOSED SUB-ADVISORY AGREEMENT WILL BE A PERIOD ENDING ON APRIL 30, 2000; (III) THE PROPOSED SUB-ADVISORY AGREEMENT RELATES TO ALL PORTFOLIOS; AND (IV) UNDER THE PROPOSED SUB-ADVISORY AGREEMENT, THE SUB-ADVISER WILL NO LONGER BE ELIGIBLE TO RECEIVE ADDITIONAL COMPENSATION FROM IMI IF THE PORTFOLIOS' ASSETS ARE BELOW A CERTAIN MINIMUM ASSET THRESHOLD. THE PROPOSED SUB-ADVISORY AGREEMENT CURRENTLY DOES NOT CONTEMPLATE ANY CHANGES IN THE NATURE OF SERVICES PROVIDED BY THE SUB-ADVISER, OR THE COMPENSATION TO BE PAID BY IMI TO THE SUB-ADVISER FOR ITS SERVICES. ASSUMING THAT THE PROPOSED SUB-ADVISORY AGREEMENT IS APPROVED BY SHAREHOLDERS, JANUS CAPITAL WILL CONTINUE TO SERVE AS THE INVESTMENT SUB-ADVISER TO EACH PORTFOLIO PURSUANT TO THE TERMS OF THE PROPOSED ADVISORY AGREEMENT UNTIL SUCH TIME AS THE AGREEMENT IS AMENDED OR TERMINATED IN ACCORDANCE WITH ITS TERMS.

Consistent with the clarification of the Delegation Provision in the Proposed Advisory Agreement, the Proposed Sub-Advisory Agreement includes clarifying changes regarding the assumption by Janus Capital of direct portfolio management responsibilities.

In connection with the execution of the Purchase Agreement described above, Janus Capital has also undertaken, on a voluntary basis, to waive a portion of the sub-advisory fees payable by IMI to Janus Capital on behalf of each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios for at least two (2) years following the closing of the Acquisition, such that the net sub-advisory fees payable by IMI on behalf of each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios would be as follows:


Growth, Capital Appreciation,   Proposed Sub-  Voluntary  Proposed Sub-Advisory
   and Balanced Portfolios      Advisory Fee   Fee Waiver  Fee (Net of Waived
  (Average Daily Net Assets)                                Sub-Advisory Fees)
First $100 Million                0.5000%          -             0.5000%
Next $400 Million                 0.5000%       0.0125%          0.4875%
($100 - 500 Million)
Next $250 Million                 0.5000%       0.0625%          0.4375%
($500 - 750 Million)
Next $250 Million                 0.4500%       0.0125%          0.4375%
($750 Million - 1 Billion)
Above $1 Billion                  0.4250%       0.0125%          0.4125%

Flexible Income Portfolio       Proposed Sub-  Voluntary  Proposed Sub-Advisory
(Average Daily Net Assets)      Advisory Fee   Fee Waiver  Fee (Net of Waived
                                                            Sub-Advisory Fees)
First $100 Million                 0.4500%      0.0125%          0.4375%
Next $150 Million                  0.4000%      0.0125%          0.3875%
($100 - 250 Million)
Above $250 Million                 0.3500%      0.0125%          0.3375%

The Global Portfolio's sub-advisory fees under the Proposed Sub-Advisory Agreement would be as set forth above in the discussion of the Current Sub-Advisory Agreements (i.e. no voluntary waivers would apply).

Also in connection with the execution of the Purchase Agreement described above, and subject to the consummation of the Acquisition, Janus Capital has agreed that it will, for at least two years following the closing of the Acquisition, and provided that it continues to serve as Sub-Adviser to the Portfolios, compensate ISI for its services in connection with promotion, marketing, and distribution in an amount equal to 0.0375% of the average daily net assets of each of the Capital Appreciation, Growth, Balanced, and Flexible Income Portfolios at certain asset levels.

EVALUATION BY THE BOARD. Prior to and at the meeting of the Board on March 30, 1998, the Trustees of the Fund, including the Disinterested Trustees, reviewed information regarding the Acquisition and the Proposed Sub-Advisory Agreement as it relates to each Portfolio. The Board also discussed the Acquisition, its possible effects on each Portfolio, the Fund, and related matters.

In evaluating the Proposed Sub-Advisory Agreement as it relates to each Portfolio, the Board took into account that each Portfolio's Current Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder by the Sub-Adviser and the expenses payable by the Portfolio, is substantially identical to the Proposed Sub-Advisory Agreement, except for the effective date and the initial term. The Board also took into account the possibility that Janus Capital would waive a portion of the sub-advisory fees otherwise payable under the Proposed Sub-Advisory Agreement. In reaching its decision to approve the Proposed Sub-Advisory Agreement, the Board also considered possible benefits to the Adviser, AEGON, and Janus Capital that may result from the Acquisition, including the potential benefits to the Portfolios and to ISI, the distributor of the Fund, resulting from Janus Capital's agreement to compensate ISI for its services in connection with the promotion, marketing, and distribution of shares of the Portfolios following the closing of the Acquisition. The additional resources provided to ISI by Janus Capital in this regard were viewed by the Board as substantially enhancing the ability of ISI to market the Portfolios, thus potentially increasing their asset size, improving economies of scale, and reducing expense ratios of the Portfolios in the future.

The Board also  considered the terms of the Purchase  Agreement and the possible effects of the Acquisition upon the Sub-Adviser's organization and upon the ability of the Sub-Adviser to provide advisory services to each Portfolio. The Board considered the skills and capabilities of the Sub-Adviser. In this regard, representatives of Janus Capital were available during the Board meeting in person to discuss the resources available to the Sub-Adviser to continue to secure for each Portfolio quality investment research, investment advice and other client services. The Board considered the financial resources of Janus Capital and Janus Capital's representation to the Board that it will provide sufficient capital to support its operations. The Board considered the reputation, expertise and resources of Janus Capital and its affiliates in domestic and international financial markets. The Board also considered the desirability of retaining, subject to ordinary turnover, the personnel currently primarily responsible for providing investment advisory and other services for each Portfolio.

As discussed above under the discussion of the evaluation by the Board of the Proposed Advisory Agreement, the Board was advised that IMI, AEGON, and Janus Capital intend to comply with Section 15(f) of the 1940 Act.

After consideration of the factors discussed in Proposal No. 1, above, and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval of the agreement to the shareholders of each Portfolio.

In the event that shareholders of a Portfolio do not approve the Proposed Sub-Advisory Agreement with respect to such Portfolio, the Acquisition will not be consummated. In the event the Acquisition is not consummated, the Sub-Adviser would continue to serve as sub-adviser to each Portfolio pursuant to the terms of each Portfolio's Current Sub-Advisory Agreement.

If approved by the shareholders of each Portfolio, the Proposed Sub-Advisory Agreement with respect to such Portfolio will become effective upon the later to occur of (a) obtaining shareholder approval or (b) the closing of the Acquisition. Consistent with the Board's regular, periodic schedule for review and approval of agreements, if approved, the Proposed Sub-Advisory Agreement will continue in effect for an initial period ending on April 30, 2000, and for successive one year periods provided such continuance is approved at least annually in the same manner as described above with respect to each Current Sub-Advisory Agreement.

              THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                 PROPOSAL NO. 2

                             SHAREHOLDER PROPOSALS

As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 201 Highland Avenue, Largo, Florida 33770-2597.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Portfolios.

                                         By Order of the Board of Trustees,





                                         IDEX Series Fund
                                         Largo, Florida

                                   APPENDIX A


CURRENT ADVISORY AGREEMENTS
               Date of Initial  Date of and     Date of       Fees Paid to IMI
                 Shareholder     Reason for  Expiration of  Pursuant to Advisory
                   Approval     Most Recent     Original          Agreement
     Portfolio                  Shareholder    Agreement     (For the Year Ended
                                  Approval                   October 31, 1997)1
Capital                           12/02/94
Appreciation       12/02/94       (Initial      4/22/99           $ 45,071
                                 Approval)
Growth2            5/08/86        5/08/86       4/22/99          $11,676,637
                                  (Initial
                                 Approval)
Balanced           12/02/94       12/02/94      4/22/99           $ (4,940)
                                  (Initial
                                 Approval)
Global             10/01/92       10/01/92      4/22/99          $ 2,224,062
                                  (Initial
                                 Approval)
Flexible           10/01/93       10/01/93      4/22/99           $ 60,744
Income                            (Initial
                                 Approval)


--------

1 Net of fees reimbursed.
2 Class T shares of the Growth Portfolio are not subject to annual distribution and service fees.

Current 12b-1 Plans

Portfolio   Fees Paid to ISI        Fees Paid to ISI        Fees Paid to ISI
          Pursuant to 12b-1 Plan  Pursuant to 12b-1 Plan  Pursuant to 12b-1 Plan
           (For the Year Ended     (For the Year Ended     (For the Year Ended
           October 31, 1997) -     October 31, 1997) -     October 31, 1997) -
               A Shares                B Shares                C Shares
Capital        $101,220                $11,393                 $16,113
Appreciation
Growth1        $2,078,144              $45,223                 $66,392
Balanced       $53,905                 $10,874                 $8,595
Global         $832,592                $173,248                $129,673
Flexible       $55,535                 $3,489                  $5,943
Income

                                   APPENDIX B


CURRENT SUB-ADVISORY AGREEMENTS

 Portfolio    Date of Initial  Date of and      Date of      Fees Paid to Janus
                Shareholder    Reason for    Expiration of  Capital Pursuant to
                  Approval     Most Recent      Original        Sub-Advisory
                               Shareholder     Agreement         Agreement
                                Approval                    (For the Year Ended
                                                             October 31, 1997)1
Capital                         12/02/94
Appreciation      12/02/94      (Initial        4/22/99           $ 22,536
                                Approval)
Growth            5/08/86        5/08/86        4/22/99         $ 5,838,319
                                (Initial
                                Approval)
Balanced          12/02/94      12/02/94        4/22/99            $ N/A
                                (Initial
                                Approval)
Global            10/01/92      10/01/92        4/22/99         $ 1,112,031
                                (Initial
                                Approval)
Flexible          10/01/93      10/01/93        4/22/99           $ 30,372
Income                          (Initial
                                Approval)



--------
1   Net of fees reimbursed.

COMPARABLE PORTFOLIOS MANAGED
BY JANUS CAPITAL

                        Comparable       Assets of each      Rate of Investment
                        Advised or    Comparable Portfolio      Advisory or
Name of Portfolio      Sub-Advised       (in Millions)        Sub-Advisory Fee
                        Portfolio       (as of 1/31/98)     (as a percentage of
                                                             portfolio assets)
                                                              and Any Waivers
      JANUS             Balanced             $420.6         .75% on first $300
    INVESTMENT          Portfolio                                 million
       FUND                                                 .70% on next $200
Janus Balanced Fund                                               million
                                                            .65% on assets over
                                                               $500 million
  JANUS ASPEN           Balanced             $386.3         .75% on first $300
    SERIES              Portfolio                                 million2
Balanced Portfolio                                          .70% on next $200
                                                                  million
                                                            .65% on assets over
                                                               $500 million

     JANUS               Capital             $535.9         .75% on first $300
   INVESTMENT            Appreciation                             million
     FUND                Portfolio                          .70% on next $200
Janus Enterprise                                                  million
     Fund                                                   .65% on assets over
                                                               $500 million

--------

     2 Janus Capital has agreed to reduce the advisory fee of Capital Appreciation, Worldwide Growth and Balanced Portfolios of Janus Aspen Series to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio (Janus Olympus, Janus Worldwide and Janus Balanced Funds, respectively). The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Olympus Fund, Janus Worldwide Fund and Janus Balanced Fund were .71%, .65% and .74%, respectively, for the quarter ended December 31, 1997.

COMPARABLE PORTFOLIOS MANAGED
BY JANUS CAPITAL

   JANUS ASPEN           Capital          $499.6       .75% on first $300
      SERIES           Appreciation                          million2
 Aggressive Growth      Portfolio                      .70% on next $200
    Portfolio                                                million
                                                       .65% on assets over
                                                          $500 million

    ALLMERICA            Capital          $229.7       .60% on first $100
    INVESTMENT         Appreciation                    million, 55% over $100
     TRUST -            Portfolio                            million
  Select Capital
Appreciation Fund

   JOHN HANCOCK          Capital           $41.1       .60% on first $100
 VARIABLE SERIES       Appreciation                    million, .55% over $100
     TRUST I            Portfolio                            million
  Mid Cap Growth
    Portfolio

 JNL SERIES TRUST        Capital           $72.6       .55% on first $100
JNL Capital Growth     Appreciation                    million, .50% on $100-
      Series            Portfolio                      500 million, .45% over
                                                          $500 million

   MAXIM SERIES          Capital           $14.0       .60% on first $100
   FUND, INC. -        Appreciation                    million, 55% on next
 Mid-Cap Portfolio      Portfolio                      $400 million and .45%
                                                       on assets over $500
                                                             million

   METROPOLITAN          Capital          $117.0       .55% on first $100
  SERIES FUND -        Appreciation                    million, .50% on next
   Janus Mid-Cap        Portfolio                      $400 million, .45% over
    Portfolio                                             $500 million

   SIERRA TRUST          Capital          $226.9       .55% on first $100
     FUNDS -           Appreciation                    million, .50% over $100
  Emerging Growth       Portfolio                            million
       Fund

COMPARABLE PORTFOLIOS MANAGED
BY JANUS CAPITAL

     THE SIERRA          Capital       $44.4            .55% on first $25
  VARIABLE TRUST -     Appreciation                    million, .50% over $25
   Emerging Growth      Portfolio                            million
        Fund

       JANUS              Global       $11,128.0       .75% on first $300
     INVESTMENT          Portfolio                           million
        FUND                                           .70% on next $200
  Janus Worldwide                                            million
        Fund                                           .65% on assets over
                                                          $500 million

    JANUS ASPEN           Global       $1,673.1        .75% on first $300
       SERIES            Portfolio                           million2
  Worldwide Growth                                     .70% on next $200
     Portfolio                                               million
                                                       .65% on assets over
                                                          $500 million

  JNL SERIES TRUST        Global       $158.0          .55% on first $100
JNL Global Equities      Portfolio                     million, .50% on $100-
      Series                                           500 million, .45% over
                                                          $500 million

    NEW ENGLAND           Global       $62.3           .65% on first $50
   FUNDS TRUST I -       Portfolio                     million, .60% on next
 New England Star                                      $50 million, .55% over
  Worldwide Fund                                          $100 million

      JANUS               Growth       $661.0          .75% on first $300
    INVESTMENT           Portfolio                           million
      FUND                                             .70% on next $200
Janus Olympus Fund                                           million
                                                       .65% on assets over
                                                          $500 million

COMPARABLE PORTFOLIOS MANAGED
BY JANUS CAPITAL

     JANUS ASPEN            Growth        $7.7         .75% on first $300
        SERIES             Portfolio                         million2
 Capital Appreciation                                  .70% on next $200
      Portfolio                                              million
                                                       .65% on assets over
                                                          $500 million

    TRAVELER'S FUND         Growth        $424.8       .55% on first $100
           U               Portfolio                   million, .50% on next
 Capital Appreciation                                  $400 million, .45% over
       Portfolio                                          $500 million

 WRL SERIES FUND, INC.      Growth        $1,900.4            .40%
  Growth Portfolio         Portfolio


     SUNAMERICA             Growth        $38.0        .55% on first $50
    STYLE SELECT           Portfolio                   million, .50% on next
       SERIES                                          $450 million, .45% over
  Aggressive Growth                                       $500 million
     Portfolio

       JANUS               Flexible       $820.2       .65% on first $300
     INVESTMENT             Income                           million3
        FUND               Portfolio                  .55% on assets over
   Janus Flexible                                         $300 million
    Income Fund

    JANUS ASPEN            Flexible       $59.8       .65% on first $300
      SERIES                Income                          million3
  Flexible Income          Portfolio                  .55% on assets over
     Portfolio                                            $300 million


--------

3 Subject to total expense limit of 1.00%.

                                    EXHIBIT A

                                IDEX SERIES FUND

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT


     This Agreement, entered into as of the later of June __, 1998 (closing of Acquisition) and approval by shareholders of each Portfolio, as defined below, by a vote of at least a majority of outstanding voting securities of such Portfolio as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "1940 Act"), between IDEX Series Fund, a Massachusetts business trust (referred to herein as the "Fund") and Idex Management, Inc., a Delaware corporation (referred to herein as "Idex Management"), to provide certain advisory services to certain series of shares of beneficial interest in the Fund as listed on the attached Schedule A to this Agreement (each a "Portfolio," collectively the "Portfolios").

     The Fund is registered as an open-end investment company under the 1940 Act, and consists of more than one series of shares, including the Portfolios. In managing the Portfolios, as well as in the conduct of certain of its affairs, the Fund wishes to have the benefit of the investment advisory services of Idex Management and its assistance in performing certain management, administrative and promotional functions. Idex Management desires to furnish services for the Portfolios and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties of agreed as follows:

     1. Appointment. The Fund hereby appoints Idex Management as the Portfolios' investment adviser and administrator for the period and on the terms set forth in this Agreement. Idex Management accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In all matters relating to the performance of this Agreement, Idex Management will act in conformity with the Fund's Declaration of Trust, Bylaws and registration statement applicable to the Portfolios and with the instructions and direction of the Board of Trustees of the Fund, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

     2. Investment Advisory Services. In its capacity as investment adviser to the Portfolios, Idex Management shall have the following responsibilities:

     (a) to provide a continuous investment program for each Portfolio including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time, consistent with the Fund's Declaration of Trust and each Portfolio's investment objective and policies adopted and declared by the Board of Trustees and stated in the Portfolios' current Prospectus;

     (b) to cause the officers of Idex Management to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Trustees and appropriate officers of the Fund fully informed as to the conditions of the investment securities of the Portfolios, the investment recommendations of Idex Management, and the investment considerations which have given rise to those recommendations; and

     (c) to supervise the purchase and sale of securities as directed by the appropriate officers of the Fund, including the selection of brokers and dealers to execute such transactions, consistent with paragraph 8 hereof.

     It is understood and agreed that Idex Management intends to enter into an Investment Counsel Agreement with Janus Capital Corporation ("Janus Capital"), a Colorado corporation, pursuant to which Idex Management may delegate some or all of its responsibilities under this Section 2. The compensation to be paid to Janus Capital for such services shall be set forth in Schedule A to the Investment Counsel Agreement; provided, however, that such Agreement shall be approved by the Board of Trustees and by the holders of the outstanding voting securities of each of the Portfolios in accordance with the requirements of
Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.

     3. Management and Administrative Services. Idex Management shall furnish or make available to the Portfolios the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, shareholder relations, regulatory reporting and compliance, and all other functions of the Portfolios, including supervising and coordinating the services of the Portfolios' custodian and transfer agent. Idex Management shall also assist in the preparation of reports to shareholders of the Portfolios and prepare sales literature promoting sale of the Portfolios' shares as requested by the Fund.

     4. Allocation of Expenses. During the term of this Agreement, each Portfolio will bear all expenses not expressly assumed by Idex Management incurred in the operation of each Portfolio and the offering of its shares. Without limiting the generality of the foregoing:

     (a) Each Portfolio shall pay (i) fees payable to Idex Management pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each Portfolio's portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of a Portfolio's shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Fund's non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to each Portfolio, including costs for local representation in Massachusetts and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders' meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Fund and Idex Management);
     (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations; and (xvi) any extraordinary expenses incurred by the Fund on behalf of the Portfolios.

     (b) Idex Management shall pay (i) all expenses incurred by it in the performance of its duties under this Agreement; and (ii) compensation, fees and expenses of officers and Trustees of the Fund, except for such Trustees who are not interested persons (as defined in the 1940 Act) of Idex Management;

     (c) If, for any fiscal year, the total expenses of a Portfolio, including but not limited to: the fees to Idex Management, compensation to its custodian, transfer agent, registrar, auditors and legal counsel, printing expense, and fees, compensation and expenses to Trustees who are not interested persons, exceed any expense limitation imposed by applicable state law, Idex Management shall reimburse a Portfolio for such excess in the manner and to the extent required by applicable state law; provided, however, that Idex Management shall reimburse each Portfolio (except Global) for the amount of such expenses which exceed 1-1/2% of the Portfolio's average daily net assets. For purposes of this sub-paragraph, "total expenses" shall not include interest, taxes, litigation expenses, brokerage commissions or other costs incurred in acquiring or disposing of any of a Portfolio's portfolio securities, expenses incurred pursuant to a Portfolio's Plan of Distribution under Rule 12b-1 of the 1940 Act, or any costs arising other than in the ordinary and necessary course of a Portfolio's business.

     5. Obligations of Fund. The Fund shall have the following obligations under the Agreement:

     (a) to keep Idex Management continuously and fully informed as to the composition of its investment portfolio of each Portfolio and the nature of all of its assets and liabilities from time to time;

     (b) to furnish Idex Management with a certified copy of any financial statement or report prepared for a Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

     (c) to furnish Idex Management with any further materials or information which Idex Management may reasonably request to enable it to perform its functions under this Agreement; and

     (d) to compensate Idex Management for its services in accordance with the provisions of Section 6 hereof.

     6. Compensation. Each Portfolio shall pay to Idex Management for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 15 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     7. Treatment of Investment Advice. With respect to a Portfolio, the Fund shall retain full control over its own investment policies. However, the Trustees of the Fund may delegate to the appropriate officers of the Fund, or to a committee of Trustees, the power to authorize purchases, sales or other actions affecting each Portfolio in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.

     8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by a Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. Idex Management is authorized and directed to place a Portfolio's securities transactions, or to delegate to Janus Capital the authority and direction to place a Portfolio's securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that Idex Management or Janus Capital, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Idex Management or Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Idex Management or Janus Capital. Idex Management and Janus Capital are also authorized to consider sales of Portfolio shares (which shall be deemed to include also shares of other registered investment companies with the same investment adviser) by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Portfolio shares as a factor in selecting broker-dealers to execute the Portfolio's securities transactions, provided that in placing portfolio business with such broker-dealers, Idex Management and Janus Capital shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Fund shall retain the right to direct the placement of all securities transactions of each Portfolio, and the Trustees may establish policies or guidelines to be followed by Idex Management and Janus Capital in placing portfolio transactions for each Portfolio pursuant to the foregoing provisions. Idex Management shall report on the placement of portfolio transactions each quarter to the Trustees of the Fund.

     9. Purchases by Affiliates. Neither Idex Management nor any officer or Director thereof shall take a long or short position in the securities issued by the Portfolios. This prohibition, however, shall not prevent the purchase from a Portfolio of shares issued by the Fund on behalf of the Portfolio, by the officers or Directors of Idex Management (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund's current prospectus, in accordance with Section 22(d) of the 1940 Act.

     10. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term of 23 months ending April 30, 2000, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act, as amended) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Fund or the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act.

     11. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Fund, or with respect to a Portfolio, by the shareholders of such Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days' written notice of termination be given to Idex Management at its principal place of business. This Agreement may be terminated by Idex Management at any time by giving 60 days' written notice of termination to the Fund, addressed to its principal place of business.

     12. Use of Name. If this Agreement is terminated and Idex Management no longer serves as investment adviser to the Portfolios, Idex Management reserves the right to withdraw from the Fund the use of the name "IDEX" with respect to the Portfolios or any name misleadingly implying a continuing relationship between the Portfolios and Idex Management or any of its affiliates.

     13. Liability of Idex Management. Idex Management may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Idex Management nor its officers, directors, employees or agents shall be subject to any liability to the Fund or the Portfolios or any shareholder of the Portfolios for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     14. Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

     15. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of each affected Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940
Act) and the approval by the vote of a majority of Trustees of the Fund who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

     16. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

     17. Limitation of Liability. A copy of the Fund's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Fund and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Fund individually, but binding only upon the assets and property of the Portfolios.

ATTEST:                                      IDEX MANAGEMENT, INC.



                                             By:
William H. Geiger, Secretary                      G. John Hurley
                                                  President and Chief
                                                  Executive Officer

ATTEST:                                      IDEX SERIES FUND



                                             By:
Thomas E. Pierpan, Secretary
                                                  John R. Kenney
                                                  Chairman of the Board

Management and Investment Advisory Agreement

                                   SCHEDULE A


PORTFOLIO                  PERCENTAGE OF MONTHLY AVERAGE DAILY  TERMINATION DATE
                                        NET ASSETS

Growth, Global, Balanced   1.000% of the first $750 million of    April 30, 2000
and Capital Appreciation   the Portfolio's average daily net
                            assets; 0.9000% of the next $250
                            million of assets; and 0.8500% of
                             assets in excess of $1 billion



Flexible Income             0.9000% of the first $100 million of  April 30, 2000
                             the Portfolio's average daily net
                             assets; 0.8000% of the next $150
                             million in assets; and 0.7000% of
                              assets in excess of $250 million

                                   EXHIBIT B

                                IDEX SERIES FUND
                          INVESTMENT COUNSEL AGREEMENT

     This Agreement is entered into as of the later of June __ 1998 (closing of Acquisition) and approval by shareholders of each Portfolio, as defined below, by a vote of at least a majority of outstanding voting securities of such Portfolio as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "1940 Act"), between IDEX MANAGEMENT, INC., a Delaware corporation (referred to herein as "Idex Management"), and JANUS CAPITAL CORPORATION, a Colorado corporation (referred to herein as "Janus Capital").

     WHEREAS, Idex Management entered into a Management and Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated as of the later of June 1, 1998 (closing of Acquisition) and approval by shareholders of each Portfolio, as defined below, by a vote of at least a majority of outstanding voting securities of such Portfolio as defined in Section 2(a)(42) of the 1940 Act, with IDEX Series Fund, a Massachusetts business trust (referred to herein as the "Fund") on behalf of the Portfolios listed on the attached Schedule A to this Agreement (each a "Portfolio," collectively, "Portfolios"), under which Idex Management has agreed, among other things, to act as investment adviser to each Portfolio.

     WHEREAS, the Advisory Agreement provides that Idex Management may engage Janus Capital to furnish investment information and advice to assist Idex Management in carrying out its responsibilities under the Advisory Agreement as investment adviser to each Portfolio.

     WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Janus Capital to Idex Management and the terms and conditions under which such services will be rendered.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. Services of Janus Capital. Janus Capital shall act as investment counsel to Idex Management with respect to each Portfolio. In this capacity, Janus Capital shall have the following responsibilities:

     (a) provide a continuous investment program for each Portfolio including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which a Portfolio may own or contemplate acquiring from time to time;

     (b) to cause its officers to attend meetings of Idex Management or the Fund and furnish oral or written reports, as Idex Management may reasonably require, in order to keep Idex Management and its officers and the Trustees of the Fund and appropriate officers of the Fund fully informed as to the condition of the investment portfolio of each Portfolio, the investment recommendations of Janus Capital, and the investment considerations which have given rise to those recommendations;

     (c) to furnish such statistical and analytical information and reports as may reasonably be required by Idex Management from time to time; and

     (d) to supervise the purchase and sale of securities as directed by the appropriate officers of the Fund.

     2. Obligations of Idex Management. Idex Management shall have the following obligations under this Agreement:

     (a) to keep Janus Capital continuously and fully informed as to the composition of each Portfolio's investment portfolio and the nature of each Portfolio's assets and liabilities from time to time;

     (b) to furnish Janus Capital with a certified copy of any financial statement or report prepared for each Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by a Portfolio to its shareholders or to any governmental body or securities exchange;

     (c) to furnish Janus Capital with any further materials or information which Janus Capital may reasonably request to enable it to perform its functions under this Agreement;

     (d) to compensate Janus Capital for its services under this Agreement by the payment of fees as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with
          Section 10 below, less (ii) 50% of any amount reimbursed to the Portfolio by Idex Management pursuant to the provisions of Section 4
          (c) of the Advisory Agreement. In the event that this Agreement shall be effective for only part of a period to which any such fee received by Idex Management is attributable, then an appropriate pro-ration of the fee that would have been payable hereunder if this Agreement had remained in effect until the end of such period shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect. The fees payable to Janus Capital hereunder shall be payable upon receipt by Idex Management from the Portfolio of fees payable to Idex Management under Section 6 of the Advisory Agreement; and

     3. Treatment of Investment Advice. Idex Management may direct Janus Capital to furnish its investment information, advice and recommendations directly to officers of the Fund.

     4. Purchases by Affiliates. Neither Janus Capital nor any of its officers or Directors shall take a long or short position in the securities issued by the Portfolios. This prohibition, however, shall not prevent the purchase from a Portfolio of shares issued by the Fund on behalf of the Portfolios by the officers and Directors of Janus Capital (or deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted in the Fund's current prospectus in accordance with Section 22(d) of the Investment Company Act of 1940, as amended (the "1940 Act").

     5. Liability of Janus Capital. Janus Capital may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Janus Capital nor its officers, directors, employees or agents shall be subject to any liability to the Fund or any shareholders of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     6. Compliance With Laws. Janus Capital represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, Janus Capital will act in conformity with the Fund's Declaration of Trust, Bylaws, and current prospectus and with the instructions and direction of Idex Management and the Fund's Trustees, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

     7. Termination. This Agreement shall terminate automatically with respect to a Portfolio upon the termination of the Advisory Agreement with respect to such Portfolio. This Agreement may be terminated at any time with respect to a Portfolio, without penalty, by Idex Management or by the Fund by giving 60 days' written notice of such termination to Janus Capital at its principal place of business, provided that such termination is approved by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the affected Portfolio. This Agreement may be terminated at any time by Janus Capital by giving 60 days' written notice of such termination to the Fund and Idex Management at their respective principal places of business.

     8. Assignment. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

     9. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term of 23 months from the later of June __, 1998 (closing of Acquisition) and Shareholder approval, and shall continue in effect from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     10. Amendments. This Agreement may be amended with respect to a Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940
Act) of such Portfolio and the approval by the vote of a majority of the Trustees of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

     11. Prior Agreements. This agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ATTEST:                                 JANUS CAPITAL CORPORATION



______________________________          By:____________________________________
Secretary                               Title:



ATTEST:                                 IDEX MANAGEMENT, INC.



______________________________          By:____________________________________
William H. Geiger, Secretary               G. John Hurley
                                           President and Chief Executive Officer

Investment Counsel Agreement


                                   SCHEDULE A


PORTFOLIO                  PERCENTAGE OF MONTHLY AVERAGE DAILY  TERMINATION DATE
                                        NET ASSETS

Growth, Global, Balanced   0.5000% of the first $750 million of   April 30, 2000
and Capital Appreciation    the Portfolio's average daily net
                             assets; 0.4500% of the next $250
                            million of assets; and 0.4250% of
                             assets in excess of $1 billion


Flexible Income            0.4500% of the first $100 million of   April 30, 2000
                            the Portfolio's average daily net
                             assets; 0.4000% of the next $150
                            million in assets; and 0.3500% of
                             assets in excess of $250 million

IDEX SERIES FUND & LOGO                         IDEX Series Fund
{VENDOR NAME & ADDRESS}                         Global Portfolio
                                  Proxy For The Special Meeting of Shareholders
{Shareholder name, address, Tax ID/SS #}         June 10, 1998

                                    The  undersigned  hereby  appoints G.   John
                                    Hurley and Thomas R.  Moriarty,  and each of
                                    them,  proxy for the  undersigned,  with the
                                    power of  substitution,  to vote with the he
                                    same force and effect as the undersigned, at
                                    the Special  Meeting of  Shareholders of the
                                    Capital   Appreciation,    Global,   Growth,
                                    Balanced and Flexible Income Portfolios of the IDEX Series Fund (the "Fund"), to be held at 201 Highland Avenue, Largo, Florida 33770, on Wednesday, June 10, 1998, at 3:00
                                    p.m. (Eastern Daylight Savings Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated April 13, 1998, receipt of which is hereby acknowledged.

                                    In   their  discretion,  the  Proxies   are
                                    authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                    If you have any  questions  with  regard  to
                                    this  Proxy,   please  call  IDEX   Customer
                                    Service at (888) 233-4339  between 8:00 a.m.
                                    and 7:00 p.m. Eastern Time.

                                    This proxy, when properly executed,  will be
                                    voted in the manner  directed  herein by the
                                    undersigned shareholder.  IF NO DIRECTION IS
                                    MADE,   THIS  PROXY  WILL  BE  VOTED   `FOR'
                                    PROPOSALS 1 AND 2.

                                                  ACCOUNT NUMBER:
                                                  SHARES:
                                                  CONTROL NO:

PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY IN THE ACCOMPANYING          YOU MAY ALSO VOTE BY TELEPHONE
ENVELOPE AS SOON AS POSSIBLE,    (See enclosed "Vote by Telephone" Instructions)
THANK YOU. TO VOTE, MARK BLOCKS             If you vote by telephone,
BELOW IN BLUE OR BLACK INK AS             DO NOT mail back your proxy.
FOLLOWS: [X]



                                        KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - -- - - - -- - - - - -- - - - - -- - - -- - - -- - - - --
                                        DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IDEX SERIES FUND
GLOBAL PORTFOLIO

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR" PROPOSAL # 1 and #2:

Vote on Proposals                                 For       Against      Abstain


1. Proposal to approve a new management and
   investment  advisory agreement between the
   Fund and Idex Management,  Inc. ("IMI") with
   respect to the Capital Appreciation, Global,
   Growth, Balanced and Flexible Income
   Portfolios.                                     [ ]         [ ]          [ ]

2. Proposal  to approve a new  sub-advisory
   agreement  between  IMI and Janus Capital
   Corporation  with  respect to the  Capital
   Appreciation,  Global, Growth, Balanced and
   Flexible Income Portfolios.                   (1)         (1)          (1)

   Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

           Signature            Signature (Joint Owners)          Date

IDEX SERIES FUND & LOGO                         IDEX Series Fund
{VENDOR NAME & ADDRESS}                         Growth Portfolio
                                  Proxy For The Special Meeting of Shareholders
{Shareholder name, address, Tax ID/SS #}         June 10, 1998

                                    The  undersigned  hereby  appoints G.   John
                                    Hurley and Thomas R.  Moriarty,  and each of
                                    them,  proxy for the  undersigned,  with the
                                    power of  substitution,  to vote with the he
                                    same force and effect as the undersigned, at
                                    the Special  Meeting of  Shareholders of the
                                    Capital   Appreciation,    Global,   Growth,
                                    Balanced and Flexible Income Portfolios of the IDEX Series Fund (the "Fund"), to be held at 201 Highland Avenue, Largo, Florida 33770, on Wednesday, June 10, 1998, at 3:00
                                    p.m. (Eastern Daylight Savings Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated April 13, 1998, receipt of which is hereby acknowledged.

                                    In   their  discretion,  the  Proxies   are
                                    authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                    If you have any  questions  with  regard  to
                                    this  Proxy,   please  call  IDEX   Customer
                                    Service at (888) 233-4339  between 8:00 a.m.
                                    and 7:00 p.m. Eastern Time.

                                    This proxy, when properly executed,  will be
                                    voted in the manner  directed  herein by the
                                    undersigned shareholder.  IF NO DIRECTION IS
                                    MADE,   THIS  PROXY  WILL  BE  VOTED   `FOR'
                                    PROPOSALS 1 AND 2.

                                                  ACCOUNT NUMBER:
                                                  SHARES:
                                                  CONTROL NO:

PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY IN THE ACCOMPANYING          YOU MAY ALSO VOTE BY TELEPHONE
ENVELOPE AS SOON AS POSSIBLE,    (See enclosed "Vote by Telephone" Instructions)
THANK YOU. TO VOTE, MARK BLOCKS             If you vote by telephone,
BELOW IN BLUE OR BLACK INK AS             DO NOT mail back your proxy.
FOLLOWS: [X]



                                        KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - -- - - - -- - - - - -- - - - - -- - - -- - - -- - - - --
                                        DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IDEX SERIES FUND
GROWTH PORTFOLIO

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR" PROPOSAL # 1 and #2:

Vote on Proposals                                 For       Against      Abstain


1. Proposal to approve a new management and
   investment  advisory agreement between the
   Fund and Idex Management,  Inc. ("IMI") with
   respect to the Capital Appreciation, Global,
   Growth, Balanced and Flexible Income
   Portfolios.                                     [ ]         [ ]          [ ]

2. Proposal  to approve a new  sub-advisory
   agreement  between  IMI and Janus Capital
   Corporation  with  respect to the  Capital
   Appreciation,  Global, Growth, Balanced and
   Flexible Income Portfolios.                     (1)         (1)          (1)

   Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

           Signature            Signature (Joint Owners)          Date

IDEX SERIES FUND & LOGO                         IDEX Series Fund
{VENDOR NAME & ADDRESS}                         Balanced Portfolio
                                  Proxy For The Special Meeting of Shareholders
{Shareholder name, address, Tax ID/SS #}         June 10, 1998

                                    The  undersigned  hereby  appoints G.   John
                                    Hurley and Thomas R.  Moriarty,  and each of
                                    them,  proxy for the  undersigned,  with the
                                    power of  substitution,  to vote with the he
                                    same force and effect as the undersigned, at
                                    the Special  Meeting of  Shareholders of the
                                    Capital   Appreciation,    Global,   Growth,
                                    Balanced and Flexible Income Portfolios of the IDEX Series Fund (the "Fund"), to be held at 201 Highland Avenue, Largo, Florida 33770, on Wednesday, June 10, 1998, at 3:00
                                    p.m. (Eastern Daylight Savings Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated April 13, 1998, receipt of which is hereby acknowledged.

                                    In   their  discretion,  the  Proxies   are
                                    authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                    If you have any  questions  with  regard  to
                                    this  Proxy,   please  call  IDEX   Customer
                                    Service at (888) 233-4339  between 8:00 a.m.
                                    and 7:00 p.m. Eastern Time.

                                    This proxy, when properly executed,  will be
                                    voted in the manner  directed  herein by the
                                    undersigned shareholder.  IF NO DIRECTION IS
                                    MADE,   THIS  PROXY  WILL  BE  VOTED   `FOR'
                                    PROPOSALS 1 AND 2.

                                                  ACCOUNT NUMBER:
                                                  SHARES:
                                                  CONTROL NO:

PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY IN THE ACCOMPANYING          YOU MAY ALSO VOTE BY TELEPHONE
ENVELOPE AS SOON AS POSSIBLE,    (See enclosed "Vote by Telephone" Instructions)
THANK YOU. TO VOTE, MARK BLOCKS             If you vote by telephone,
BELOW IN BLUE OR BLACK INK AS             DO NOT mail back your proxy.
FOLLOWS: [X]



                                        KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - -- - - - -- - - - - -- - - - - -- - - -- - - -- - - - --
                                        DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IDEX SERIES FUND
BALANCED PORTFOLIO

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR" PROPOSAL # 1 and #2:

Vote on Proposals                                 For       Against      Abstain


1. Proposal to approve a new management and
   investment  advisory agreement between the
   Fund and Idex Management,  Inc. ("IMI") with
   respect to the Capital Appreciation, Global,
   Growth, Balanced and Flexible Income
   Portfolios.                                     [ ]         [ ]          [ ]

2. Proposal  to approve a new  sub-advisory
   agreement  between  IMI and Janus Capital
   Corporation  with  respect to the  Capital
   Appreciation,  Global, Growth, Balanced and
   Flexible Income Portfolios.                     (1)         (1)          (1)

   Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

           Signature            Signature (Joint Owners)          Date

IDEX SERIES FUND & LOGO                         IDEX Series Fund
{VENDOR NAME & ADDRESS}                   Capital Appreciation Portfolio
                                  Proxy For The Special Meeting of Shareholders
{Shareholder name, address, Tax ID/SS #}         June 10, 1998

                                    The  undersigned  hereby  appoints G.   John
                                    Hurley and Thomas R.  Moriarty,  and each of
                                    them,  proxy for the  undersigned,  with the
                                    power of  substitution,  to vote with the he
                                    same force and effect as the undersigned, at
                                    the Special  Meeting of  Shareholders of the
                                    Capital   Appreciation,    Global,   Growth,
                                    Balanced and Flexible Income Portfolios of the IDEX Series Fund (the "Fund"), to be held at 201 Highland Avenue, Largo, Florida 33770, on Wednesday, June 10, 1998, at 3:00
                                    p.m. (Eastern Daylight Savings Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated April 13, 1998, receipt of which is hereby acknowledged.

                                    In   their  discretion,  the  Proxies   are
                                    authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                    If you have any  questions  with  regard  to
                                    this  Proxy,   please  call  IDEX   Customer
                                    Service at (888) 233-4339  between 8:00 a.m.
                                    and 7:00 p.m. Eastern Time.

                                    This proxy, when properly executed,  will be
                                    voted in the manner  directed  herein by the
                                    undersigned shareholder.  IF NO DIRECTION IS
                                    MADE,   THIS  PROXY  WILL  BE  VOTED   `FOR'
                                    PROPOSALS 1 AND 2.

                                                  ACCOUNT NUMBER:
                                                  SHARES:
                                                  CONTROL NO:

PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY IN THE ACCOMPANYING          YOU MAY ALSO VOTE BY TELEPHONE
ENVELOPE AS SOON AS POSSIBLE,    (See enclosed "Vote by Telephone" Instructions)
THANK YOU. TO VOTE, MARK BLOCKS             If you vote by telephone,
BELOW IN BLUE OR BLACK INK AS             DO NOT mail back your proxy.
FOLLOWS: [X]



                                        KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - -- - - - -- - - - - -- - - - - -- - - -- - - -- - - - --
                                        DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IDEX SERIES FUND
CAPITAL APPRECIATION PORTFOLIO

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR" PROPOSAL # 1 and #2:

Vote on Proposals                                 For       Against      Abstain


1. Proposal to approve a new management and
   investment  advisory agreement between the
   Fund and Idex Management,  Inc. ("IMI") with
   respect to the Capital Appreciation, Global,
   Growth, Balanced and Flexible Income
   Portfolios.                                     [ ]         [ ]          [ ]

2. Proposal  to approve a new  sub-advisory
   agreement  between  IMI and Janus Capital
   Corporation  with  respect to the  Capital
   Appreciation,  Global, Growth, Balanced and
   Flexible Income Portfolios.                     (1)         (1)          (1)

   Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

           Signature            Signature (Joint Owners)          Date

IDEX SERIES FUND & LOGO                         IDEX Series Fund
{VENDOR NAME & ADDRESS}                     Flexible Income Portfolio
                                  Proxy For The Special Meeting of Shareholders
{Shareholder name, address, Tax ID/SS #}         June 10, 1998

                                    The  undersigned  hereby  appoints G.   John
                                    Hurley and Thomas R.  Moriarty,  and each of
                                    them,  proxy for the  undersigned,  with the
                                    power of  substitution,  to vote with the he
                                    same force and effect as the undersigned, at
                                    the Special  Meeting of  Shareholders of the
                                    Capital   Appreciation,    Global,   Growth,
                                    Balanced and Flexible Income Portfolios of the IDEX Series Fund (the "Fund"), to be held at 201 Highland Avenue, Largo, Florida 33770, on Wednesday, June 10, 1998, at 3:00
                                    p.m. (Eastern Daylight Savings Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated April 13, 1998, receipt of which is hereby acknowledged.

                                    In   their  discretion,  the  Proxies   are
                                    authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                    If you have any  questions  with  regard  to
                                    this  Proxy,   please  call  IDEX   Customer
                                    Service at (888) 233-4339  between 8:00 a.m.
                                    and 7:00 p.m. Eastern Time.

                                    This proxy, when properly executed,  will be
                                    voted in the manner  directed  herein by the
                                    undersigned shareholder.  IF NO DIRECTION IS
                                    MADE,   THIS  PROXY  WILL  BE  VOTED   `FOR'
                                    PROPOSALS 1 AND 2.

                                                  ACCOUNT NUMBER:
                                                  SHARES:
                                                  CONTROL NO:

PLEASE MARK, SIGN, DATE AND RETURN
THIS PROXY IN THE ACCOMPANYING          YOU MAY ALSO VOTE BY TELEPHONE
ENVELOPE AS SOON AS POSSIBLE,    (See enclosed "Vote by Telephone" Instructions)
THANK YOU. TO VOTE, MARK BLOCKS             If you vote by telephone,
BELOW IN BLUE OR BLACK INK AS             DO NOT mail back your proxy.
FOLLOWS: [X]



                                        KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - -- - - - -- - - - - -- - - - - -- - - -- - - -- - - - --
                                        DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IDEX SERIES FUND
FLEXIBLE INCOME PORTFOLIO

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR" PROPOSAL # 1 and #2:

Vote on Proposals                                 For       Against      Abstain


1. Proposal to approve a new management and
   investment  advisory agreement between the
   Fund and Idex Management,  Inc. ("IMI") with
   respect to the Capital Appreciation, Global,
   Growth, Balanced and Flexible Income
   Portfolios.                                     [ ]         [ ]          [ ]

2. Proposal  to approve a new  sub-advisory
   agreement  between  IMI and Janus Capital
   Corporation  with  respect to the  Capital
   Appreciation,  Global, Growth, Balanced and
   Flexible Income Portfolios.                     (1)         (1)          (1)

   Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

           Signature            Signature (Joint Owners)          Date

Stuffer Card with Telephone Voting Instructions:

         (graphic of telephone) VOTE BY TELEPHONE (graphic of telephone)
                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o You will be asked to enter a Control Number which is located below your account number and share information on the right hand side of your ballot.


OPTION #1: To vote as the Board of Directors recommends on ALL proposals:  Press
1

WHEN  ASKED,  PLEASE  CONFIRM  YOUR VOTE BY  PRESSING  1 - THANK YOU FOR  VOTING

OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1: To vote FOR, Press 1; AGAINST, press 9; ABSTAIN, press 0

Proposal 2: To vote FOR, Press 1; AGAINST, press 9; ABSTAIN, press 0

When asked, please confirm your vote by pressing 1 - THANK YOU for voting.


             If you vote by telephone, DO NOT mail back your proxy.

                              THANK YOU FOR VOTING



                 Call *** Toll Free *** On a Touch Tone Telephone
                            1-888-XXX-XXXX - ANYTIME
                     There is NO CHARGE to you for this call